Corporate Presentation January 2023 Exhibit 99.1

Forward-looking statements This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation regarding strategy, future operations, timelines for clinical study enrollment or regulatory actions, or otherwise, future financial position, future revenues, projected expenses, regulatory submissions, actions or approvals, cash position, liquidity, prospects, plans and objectives of management are forward-looking statements. Examples of such statements include, but are not limited to, statements relating to the potential for our investigational product candidates to safely and effectively treat diseases and to be approved for marketing; our ability to close upon and obtain the proceeds of any identified financing arrangements as well as to satisfy the ongoing conditions and requirements for maintaining the financing facilities and avoiding default or an accelerated payment requirement; the commercial or market opportunity and potential of OLPRUVA™ for the treatment of patients with UCDs, including the opportunity for approval in territories outside of the United States; the commercial or market opportunity of any of our product candidates in any target indication and any territory; our ability, in addition to the currently identified financings, to secure the additional capital necessary to fund our various product candidate development programs; the adequacy of our capital to support our future operations and our ability to successfully fund, initiate and complete clinical trials and regulatory submissions for OLPRUVA™ in MSUD, ACER-801, EDSIVO™ or our other investigational product candidates; the ability to protect our intellectual property rights; our strategy and business focus; and the development, expected timeline and commercial potential of any of our product candidates. Our pipeline product candidates are under investigation, their safety and efficacy have not been established and there is no guarantee that any of our investigational products in development will receive health authority approval or become commercially available for the uses being investigated. We may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, risks and uncertainties associated with the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the ability to launch successfully and sustain commercial viability of OLPRUVA™ for the treatment of patients with UCDs in the United States, the availability of sufficient resources to fund our various product candidate development programs and to meet our business objectives and operational requirements, the fact that the results of earlier studies and trials may not be predictive of future clinical trial results, the protection and market exclusivity provided by our intellectual property, risks related to the drug development and the regulatory approval process, including the timing and requirements of regulatory actions, and the impact of competitive products and technological changes. We disclaim any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made. You should review additional disclosures we make in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. You may access these documents for no charge at http://www.sec.gov.

To provide transformative treatments with a human touch to underserved or overlooked patients with rare and life-threatening diseases We identify and develop treatments where science can be applied in new ways for use in diseases with high unmet need To develop treatments quickly and more efficiently and deliver them to patients as fast as possible The Acer story Our Mission Our Difference Our Goal Acer is a pharmaceutical company that acquires, develops and commercializes therapies for serious rare and life-threatening diseases with significant unmet medical needs

Acer Management team Chris schelling Chief Executive officer & Founder Adrian quartel, md Chief medical officer Harry palmin Chief financial officer Matt seibt Chief commercial officer Bernie paul Chief people officer Don joseph, Jd Chief legal officer John klopp Chief technical officer Tanya hayden Chief operating officer Jeff davis Chief business officer pipeline $ Subject to additional capital 1 OLPRUVA™ (sodium phenylbutyrate) for oral suspension approved in the U.S. for the treatment of certain patients living with urea cycle disorders (UCDs) involving deficiencies of carbamylphosphate synthetase (CPS), ornithine transcarbamylase (OTC), or argininosuccinic acid synthetase (AS) 2 University of North Carolina investigator-sponsored trial

Full Prescribing Information: https://www.acertx.com/OLPRUVA/PI.pdf OLPRUVATM (sodium phenylbutyrate) for oral suspension

UCDs: DISEASE Overview Urea Cycle Disorders (UCDs) are a group of rare, genetic disorders caused by mutations that result in a deficiency of one of the six enzymes or two transporters of the urea cycle These enzymes are responsible for removing ammonia from the bloodstream Reproduced from:   http://upload.wikimedia.org/wikipedia/commons/7/76/Symptoms_of_hyperammonemia.svg. Elevated ammonia levels in both symptomatic and asymptomatic patients can be neurotoxic leading to neurocognitive damage, among other symptoms Cytoplasm Mitochondrion HCO3+NH4+2ATP CPS1 Glutamate NAGS N-acetylglutamate (CPS1 cofactor) Carbamyl Phosphate OTC Carbamyl Aspartate Orotic Acid Ornithine Urea ARG H2O Arginine Citrulline ASS Argininosuccinate ASL Fumarate Ammonia enters the liver A healthy urea cycle converts ammonia into urea, which is excreted from the body NAGS = N-acetylglutamate synthase CPS1 = Carbamoyl phosphate synthase OTC = Ornithine transcarbamylase AS = Argininosuccinate synthase AL = Argininosuccinate lyase ARG = Arginase Liver cell With a Urea Cycle Disorder (UCD), ammonia is not converted to urea, and ammonia builds up in the body. H N Symptoms of Hyperammonemia General – Growth retardation – Hypothermia Central – Combativeness – Lethargy – Coma Eyes – Papilledema Pulmonary – Shortness of breath Liver – Enlarge-ment Muscular/Neurologic – Poor coordination – Dysdiadochokinesia – Hypotonia or hypertonia – Ataxia – Tremor – Seizures – Decorticate or decerebrate posturing

OLPRUVA™

UCDs: MECHANISM OF ACTION

Nitrogen Binding Agents

Alternative pathway treatment diverts nitrogen from the urea cycle to alternate routes of excretion

Nitrogen binding agents, containing phenylbutyrate, are all metabolized to phenylacetate (PAA)

PAA is the active moiety – it combines with glutamine, producing phenylacetylglutamine

Phenylacetylglutamine (PAGN) is then excreted by the kidneys in the urine


NH_4^+
α-Ketoglutarate
Glutamate
NH_4^+
Glutamine
Nitrogen Binding Agents
β-oxidation
PAA
PAGN
Urine Excretion

Fig. 1. Metabolizing pathway and mechanism of action of GPB. GPB (glycerol phenylbutyrate); PAA (phenylacetic acid); PBA (phenylbutyric acid); PAGN (phenylacetylglutamine).

Berry S, et al. Molecular Genetics and Metabolism 125 (2018) 251–257.

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NOVEL Formulation OLPRUVA™ is a proprietary and novel formulation of NaPB powder that has shown bioequivalence to existing NaPB powder but with a pH-sensitive polymer coating that is designed to minimize dissolution of the coating for up to 5 minutes after preparation1 Polymer Coat (inactive pH-sensitive polymer) Designed to minimize dissolution of the coating over 5 minutes after preparation Drug Layer (NaPB) Delivers the proven ammonia control of NaPB powder1 Seal Coat (inactive ingredients) Seed Core (inactive core) 1 Acer Therapeutics. Data on File. 2021.

Nitrogen Scavenger Differentiation1 1 No head-to-head studies have been conducted with OLPRUVA™ and any of the other products named, other than the bioequivalence study undertaken for 505(b)(2) pathway RAVICTI®, BUPHENYL®, PHEBURANE® information sourced from prescribing information OLPRUVA™, RAVICTI®, BUPHENYL®, and PHEBURANE® are the registered trademarks of their respective owners

Commercial Strategy Significant unmet need and desire for new treatment options OLPRUVA™ is differentiated, dual coated, packaged in portable single dose envelopes Robust patient services program to support patients & caregivers Customized exclusive pharmacy approach to facilitate patient access to care Best in class team of rare disease professionals with deep relationships in UCD centers Commercial Launch Strategy = Positive Patient Experience + Exceptional Support NAVIGATOR by acertherapeutics

DISRUPTING AN ESTABLISHED UCD MARKET in U.S. 1 https://www.drugs.com/slideshow/top-10-most-expensive-drugs-1274 2 HealthVerity Payer claims data analysis 3 https://ir.horizontherapeutics.com/static-files/47f395cb-4d8e-47a7-ba20-2f3c6f433e62; Represent North American sales

Intellectual property (IP) Issued patents: US Patent 11,154,521 covering claims re: formulation compositions of matter (expires in 2036) US Patent 11,202,767 covering claims re: certain methods of use (expires in 2036) US Patent 10,092,532 covering claims re: methods of modulation of branched chain acids Licensed from Baylor College of Medicine relating to MSUD Notice of Allowance: US patent application No. 16,624,834 for claims re: a kit comprising a combination therapeutic product composed of sodium phenylbutyrate or glycerol phenylbutyrate and sodium benzoate Licensed from Baylor College of Medicine Continuing to pursue new patents and exclusivity possibilities, based on development plans and product attributes

Acer intends to explore additional lifecycle opportunities for OLPRUVA™ (sodium phenylbutyrate) in various disorders where proof of concept data exists: Maple Syrup Urine Disease (MSUD) Pyruvate Dehydrogenase Complex Deficiency (PCDC) Rare pediatric epilepsies Various liver disorders Lifecycle Opportunities

A novel, non-hormonal, Neurokinin 3 receptor (NK3R) antagonist Acute Stress & PTSD Induced Vasomotor Symptoms Prostate Cancer ACER-801 (osanetant)

ACER-801

TARGETING KEY PATHWAYS OF NKB/NK3R SIGNALING

Vasomotor Symptoms


NKB
+
NK3r
Estrogen
ER
+
-
Progesterone
PR
Hypothalamus /
KNDy neuron
Peripheral Vasodilation
(Hot Flash, VMS)

- Low Estrogen/High progesterone dysregulates NKB signaling in the hypothalamus leading to VMS
- Blocking NK3R prevents this dysregulation

➢ **ACER-802-201 Study**

PTSD / Fear Consolidation


NKB
+
NK3r
Amygdala
-
+
dorsal anterior
cingulate cortex
(dACC) and
hippocampus
medial prefrontal
cortex
-
+
Inappropriate Fear
Consolidation

- NK3R over-expression in the amygdala increases fear sensation signaling to dACC and hippocampus.
- This dysregulation causes inappropriate and exaggerated fear consolidation and PTSD

➢ **OASIS Study**

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VMS and ivms 50% of women during menopause transition experience mod-severe hot flashes iVMS is a prevalent side-effect of various cancer treatments, with 60-80% reporting hot flashes1,2,3 EPIDEMIOLOGY Moderate to Severe VMS Eligible Patients: 5.3M-7.1M in US (moderate-severe)2 iVMS Eligible Patients: 47,000 BRCA+ women in US that had PBSO2 120,000 women in US w/HR+ breast cancer receiving Tamoxifen2 1 Johnson L, et al. American Society for Reproductive Medicine, 2014 Vol 102 No. 3, Supplement, e249 2 Nichols H, et al., JNCI J Natl Cancer Inst, 2015, 1–8 3 Challapalli A, et al., Clinical and Translational Radiation Oncology 10 (2018) 29–35

MOA: NEUROKININ-B (NKB) AND NK3 RECEPTOR

ACER-801

- Neurokinin B (NKB;TAC2 gene) is stimulatory molecule that activates the neurokinin 3 receptor (NK3R) found in the arcuate nucleus (ARC) of the hypothalamus and the central amygdala regions of the brain
- The hypothalamus controls body homeostasis and the kisspeptin/ neurokinin B/dynorphin (KNDy) neurons in the ARC are responsible for thermoregulation
- The central amygdala is critical for the perception of emotions, including fear memory consolidation
- Thermoregulation (hot flashes) is mediated by a balance between estrogen (inhibitory/protective) and neurokinin B (stimulatory) signaling in KNDy neurons


Hypothalamus
Amygdala


Dyn
NKB
ERα
PR
KNDy neurone
POA/ Infundibular nucleus
KISS1
KISS1
GnRH neurone
KISS1
KISS1
ME
GnRH
Pituitary
LH/FSH
Gonads
Sex Steroids

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Three different NK3R antagonists have been associated with reductions of hot flashes in clinical studies in menopausal related vasomotor symptoms (MR-VMS) MLE4901 (Millendo), fezolinetant (Astellas) and NT 814 (KaNDy Therapeutics) Effects appear similar across the class, and similar to estrogen, but with more rapid onset of action– Reductions in both hot flash frequency and severity observed by day 3 in MLE4901 treated patients vs. placebo6 1: 4-week study; 40mg BID. Prague et al., 2017 2: 4-week study; 90mg BID. Depypereet al., 2019 3: 12-week study; 30mg QD. Fraser et al., 2020 4: 2-week study; 150mg QD. Trower et al., 2020 5: 4-week study; low dose (all doses similar). Utian, 2001 6: Prague et al., 2018 % Change in Hot Flash Frequency From Baseline Across Individual Studies of NK3R Antagonists Vms reduction across nk3r antagonist class MLE4901Phase 2 (4 weeks) [1] Fezolinetant Phase 2a (4 weeks) [2] Fezolinetant Phase 2b (12 wks) [3] NT-814 Phase 2a (2 weeks) [4] CEE/MPA (4 weeks) [5] Placebo Active 0% -10% -20% -30% -40% -50% -60% -70% -80% -90% -100%

Induced Vasomotor Symptoms (iVMS) Women with HR+ Breast Cancer (CaB) receiving Tamoxifen 84% of women experienced hot flashes3 80% experienced night sweats 60% experienced severe symptoms Symptoms persisted throughout 5 years of treatment and were mainly attributed to tamoxifen After 4.5 years, 46% of women had discontinued tamoxifen4 Women who are BRCA+ and have prophylactic bilateral salpingo-oophorectomy (PBSO) 67% of women have symptoms of menopause such as hot flashes1 Up to 35% complain of “extremely bothersome” symptoms up to two years after their surgery2 Men with Prostate Cancer (CaP) receiving Leuprolide 80% of men experience hot flashes5 15-27% of patients consider hot flashes the most distressing side effect 30-40% experienced moderate-to-severe symptoms 20% discontinued or disrupted treatment 1 L. Johnson, et al. American Society for Reproductive Medicine, 2014 Vol 102 No. 3, Supplement, e249. 2 Griffiths, E, et al: The Obstetrician & Gynaecologist, 2005: 7:23-27. 3 Moon, Z. et al., JOURNAL OF PSYCHOSOMATIC OBSTETRICS & GYNECOLOGY, 2017 VOL. 38, NO. 3, 226–235 4 Nichols, H, et al., JNCI J Natl Cancer Inst, 2015, 1–8. 5 Challapalli, A, et al., Clinical and Translational Radiation Oncology 10 (2018) 29–35.

iVMS: UNMET Need

Ongoing ACER-801-201 Study: Topline Results Expected Q1 2023$ VMS: phase 2 trial $ Subject to additional capital

A novel, non-hormonal, Neurokinin 3 receptor (NK3R) antagonist Acute Stress & PTSD Induced Vasomotor Symptoms ACER-801 (osanetant)

ACUTE STRESS & PTSD

ACER-801

DISEASE OVERVIEW

- **Acute Stress Disorder:** the body's immediate response to trauma
- **Post-traumatic Stress Disorder:** the long-term effects of trauma

UNMET NEED

- Existing approved therapies (sertraline, paroxetine) have limited efficacy

MECHANISM OF ACTION

- **ACER-801 targets region of the brain that controls the formation and consolidation of fear memories**, which may aid in preventing PTSD[1]
- Increased expression of Tac2 gene – NKB peptide – and activation of NK3R are involved in stress sensitization and over consolidation of fear
- Silencing of Tac2-expressing neurons impairs fear[1]

OPPORTUNITY

- **Treatment with osanetant has been shown to block a critical fear/stress sensitization step in the brain**[1,2]
- UNC investigator sponsored study planned in Q2 2023 to evaluate ACER-801's ability to reduce frequency and severity of ASD and PTSD



EPIDEMIOLOGY

PTSD Prevalence:

~12 million adults in US[3]

~60% of men and 50% of women experience at least 1 trauma in their lifetime

Up to 20% of those who experienced at least one traumatic event will develop PTSD[4]

Emergency Dept. Visits:

~1/3 of ED visits are for trauma exposure[4]

1 Andero R, Dias BG, Ressler KJ. A role for Tac2, NkB, and Nk3 receptor in normal and dysregulated fear memory consolidation. Neuron. 2014;83(2):444-454
2 Andero R, Daniel S, Guo JD, et al. Amygdala-Dependent Molecular Mechanisms of the Tac2 Pathway in Fear Learning. Neuropsychopharmacology. 2016;41(11):2714-2722

3 National Center for PTSD. How Common is PTSD in Adults?
4 Sidran Institute. Traumatic Stress Education & Advocacy Fact Sheet.

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Development of ASD & PTSD 40-50 million people per experience A traumatic event1,2 ASD w/o PTSD 1 McLean et. al., The AURORA Study: a longitudinal, multimodal library of brain biology and function after traumatic stress exposure. Mol Psychiatry. 2020 Feb;25(2):283-296 2 National Hospital Ambulatory Medical Care Survey: 2011 emergency department summary tables. 2011. (Accessed October 28, 2015, at http://www.cdc.gov/nchs/data/ahcd/nhamcs_emergency/2011_ed_web_tables.pdf.) 3 https://www.ptsd.va.gov/understand/common/common_adults.asp Traumatic event

MOA: Osanetant can block Fear Consolidation NKR activation is required for normal consolidation of fear memory formation Increased expression of the Tac2 gene (NKB peptide) and activation of NK3R involved in stress sensitization and over consolidation of fear Genetic silencing of Tac2-expressing neurons impairs fear consolidation and blockade of this pathway Osanetant targets the NK3R in the amygdala and in vivo data has shown impairment of fear memory consolidation Source: Andero, et al. Neuron 83, 444-454, July 16, 2014. Tac2 detected by immunocytochemistry in mouse amygdala cell culture NkB in the Amygdala NkB ng/mL Home Cage Fear Conditioning 0.0 0.2 0.4 0.6 0.8 1.0 24hrs after receiving Vehicle or Osanetant Fear conditioning (FC) (5 CS) Fear expression (15 CS) % Freezing to CS 20 25 30 35 40 45 30min before FC 10min after FC 1hr after FC 4hrs after FC

PTSD: PARTNERSHIPS Osanetant After Stress to Increase Recovery Success (OASIS) Trial Objective: examine the safety / efficacy of ACER-801 to reduce acute stress response symptoms, PTSD symptoms & behavioral changes among emergency department patients after a motor vehicle collision Trial to enroll 180 subjects who will be randomized in the emergency department Patients to receive a low or high dose of ACER-801 or placebo and be discharged with a two-week supply of study drug Emory Agreement Exclusive WW license to US patents and applications covering certain methods of treating or preventing PTSD with osanetant Acer paid Emory a fee in exchange for exclusive license and will pay Emory certain development milestones and low single digit royalties on future product sales in these indications University of North Carolina Partnership Leading academic institution in trauma recovery UNC awarded $3 million grant from Department of Defense to investigate potential of ACER-801 (osanetant) to reduce frequency and severity of acute stress disorder and PTSD UNC to conduct investigator-led trial in Q4

ACER-801

PTSD: PHASE 2 TRIAL

Osanetant After Stress to Increase recovery Success (**OASIS Study**) (N=180)

Presentation to Emergency Department within 24 Hours of MVC

Consent/Enrollment Procedures

- Baseline Surveys: *ASD, PTSD, Pain, NeuroCog*
- Enrich via PTS Prediction Score
- Baseline labs
- Randomization
- First Dose

BID Dosing for 14 Days

- **Low Dose ACER-801** N=60
- **High Dose ACER-801** N=60
- **Placebo** N=60

Day 7	Day 14	Day 21	Day 84
ASD NeuroCog Pain	ASD NeuroCog Pain	NeuroCog	PTSD NeuroCog Pain

Study Population

Patients who present to the emergency department for care after motor vehicle collision (MVC) and are discharged to home after evaluation

Primary Endpoints

Reduction of ASD, PTSD symptoms and behavioral changes in patients presenting to ER after motor vehicle collision

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VASCULAR EHLERS-DANLOS SYNDROME EPIDEMIOLOGY Prevalence: Up to 7,500 COL3A1+ vEDS patients in US5 Median US Survival: 51 years of age1 Risk: Arterial rupture or dissection events occur in ~25% of patients before the age of 20, but increase to ~90% of patients by age 401 1 Pepin, et al. Survival is affected by mutation type and molecular mechanism in vascular Ehlers–Danlos syndrome (EDS type IV). Genet Med. 2014 Dec;16(12):881-8. 2 https://www.ehlers-danlos.com/celiprolol-and-veds/ 3 Ong K, et al. Lancet 2010; 376: 1476-84. 4 Frank M, et al. Vascular Ehlers-Danlos Syndrome: Long-Term Observational Study. J Am Coll Cardiol. 2019 Apr, 73 (15) 1948–1957 5 Truven MarketScan database and U.S> population data $ Subject to additional capital

BBEST Trial: COL3A1+ Subpopulation 76% reduction in the risk of fatal or nonfatal cardiac or arterial events in COL3A1+ EDSIVO™ patients vs. control group over mean follow-up of 47 months 75% reduction in risk of primary (cardiac or arterial events) and secondary (intestinal or uterine rupture) events in COL3A1+ EDSIVO™ patients vs. control group Efficacy: Source: Ong K, et al. Lancet 2010; 376: 1476-84. A Proportion of survival free events (%) p=0.0406 Celiprolol Control 0 25 50 75 100 Number at risk/events 13 20 13/1 19/2 12/2 15/6 9/2 11/9 8/2 4/11 2/2 3/11 B p=0.0167 12 24 36 48 60 72 Time (months) 16/5 11/3 9/12 9/3 6/14 8/3 3/14 2/3 2/14 Figure 3: Kaplam-Meier curves of event-free survival in 33 patients with positive COL3A1 mutation Primary endpoint (A). Primary and secondary endpoints (B).

pivotal phase 3 trial $ Additional capital required to conduct and complete the planned pivotal Phase 3 trial of EDSIVO™ beyond Q4 2022 Decentralized Study of Celiprolol on vEDS-related Event Reduction (DiSCOVER) Trial A Phase 3, U.S.-based, randomized, double-blind, decentralized (virtual) clinical trial to compare the efficacy of celiprolol to placebo in the treatment of patients with COL3A1-positive vEDS Primary objective: compare time to first occurrence of a confirmed clinical event between celiprolol group and placebo group among confirmed COL3A1-positive vEDS patients Secondary objectives: Safety and tolerability of celiprolol Incidence rate of composite endpoint among vEDS patients treated w/ celiprolol vs. placebo EDSIVO™ Program Status Granted Breakthrough Therapy designation (BTD) by FDA Reached agreement with FDA on critical elements of protocol design under a Special Protocol Assessment (SPA) Launched discoverceliprolol.com as an educational tool for interested parties Initiated pivotal DiSCOVER trial (study NCT05432466) Q4 2023: Full enrollment anticipated by EOY 2023 based on current enrollment rates$ Interim analysis planned at approximately 24 months after full enrollment$

Financial overview Capitalization as of January 3, 2023 CASH POSITION as of September 30, 2022 $6.4M $1.5M private placement w/Acer CEO and Chairman together with $3.3M of Q4 2022 ATM and equity line sales extended cash runway into early Q1 2023 Historical Gross proceeds Through January 3, 2023 19.7M Shares of common stock outstanding 25.3M Shares fully diluted (incl. stock options, convertible note*, and warrants) $109.7M equity financings $35.0M from Relief Collaboration $12.5M from debt financings* $157.2M * https://www.sec.gov/ix?doc=/Archives/edgar/data/0001069308/000119312522066842/d279077d8k.htm

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